FREMONT MUTUAL FUNDS, INC.

                          Supplement dated May 7, 2004
                                       to
                         Prospectus dated March 1, 2004


FREMONT GLOBAL FUND

The following supplements the "Portfolio Management" section on pages 3 and 24 of the prospectus:

Effective May 7, 2004, the Advisor hired First Quadrant, L.P. as Sub-Advisor to manage a Russell 3000 Index portfolio of the Fremont Global Fund. The portfolio is co-managed by Christopher G. Luck, CFA, Director of Equities Management, and
R. Max Darnell, Chief Investment Officer and Director of Research. Mr. Luck and Mr. Darnell joined First Quadrant, L.P. in 1995 and 1991, respectively. This portfolio will replace the portfolio of US stocks formerly managed by Debra L. McNeill, CFA, of the Advisor.

Separately, Cathy Smart, CFA, vice president, has replaced Debra L. McNeill, CFA, vice president, as a member of the Asset Allocation Committee. Ms. McNeill resigned from the Advisor and all references to her on pages 3 and 24 of the prospectus are deleted.

FREMONT STRUCTURED CORE FUND

The Advisor has retained First Quadrant, L.P. to manage the Fremont Structured Core Fund, effective May 7, 2004. The Fund was formerly managed by the Advisor.

The following replaces the third paragraph of the "Principal Strategy" section on page 10 of the Prospectus:

When implementing this structured investment strategy, Fund management:

o Uses a sophisticated computer model to evaluate a broad universe of 3,000 of the largest stocks, representing approximately 98% of the U.S. market.
o Identifies stocks that are relatively inexpensive and have rising earnings expectations and are well positioned to benefit from the current market and economic environment.
o Aims to keep the portfolio turnover rate below the industry average over the long term.

Fund management will normally sell a security when:
o    It is no longer reasonably priced,
o    The market and economic environment is no longer attractive, or
o    The stock substantially increases portfolio risk relative to the market.

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The following supplements the "Comparative Returns" section on pages 10 of the prospectus:

Effective May 7, 2004, the Fund changed its benchmark index from the S&P 500 Index to the Russell 3000 Index. The Advisor believes that the Russell 3000 Index more closely represents the manager's investment style. For comparison purposes, both indexes are shown below.

Russell 3000 Index (Does not reflect deductions for fees, expenses or taxes.)
1 YEAR                5 YEARS                       10 YEARS
------------------------------------------------------------------
31.05 %               0.36 %                        10.77%

S&P 500 Index (Does not reflect deductions for fees, expenses or taxes.)
1 YEAR                5 YEARS                       10 YEARS
------------------------------------------------------------------
28.69%                -0.56%                        11.06%

The following replaces the "Portfolio Management" section on page 11 of the
Prospectus:

The Fremont Structured Core Fund is managed by Sub-Advisor, First Quadrant, L.P. First Quadrant, L.P. founded in 1988, provides asset management to corporations, endowments, foundations, high-net-worth individuals, and public pension plans. As of December 31, 2003, First Quadrant, L.P. had $11 billion under management.

The portfolio is co-managed by Christopher G. Luck, CFA, Director of Equities Management, and R. Max Darnell, Chief Investment Officer and Director of Research. Mr. Luck and Mr. Darnell joined First Quadrant, L.P. in 1995 and 1991, respectively.

SHAREHOLDER GUIDE

Fremont Mutual Funds, Inc. has retained FT Interactive Data to assist it in addressing its legal obligation to determine a fair value for all non-U.S denominated equities where market quotations are not readily available.

The following replaces the fourth paragraph under the "How a Mutual Fund is Priced" section and the entire "Pricing Foreign Securities" section on page 28 of the Prospectus:

All other Fremont Funds value their portfolio securities using price quotes from the primary markets in which they are traded. If prices are not readily available or the price quotes have become unreliable, "fair values"

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of those securities will be determined using a method authorized by the Funds'
Board of Directors. These fair values may be higher or lower than the securities' closing prices in their relevant markets.

PRICING FOREIGN EQUITIES

The Fremont International Growth Fund and the Fremont Global Fund will fair value price their foreign equity portfolio securities under the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (generally 2:00 a.m. Eastern time), which is fourteen hours prior to the close of the NYSE (generally 4:00 p.m. Eastern time) and the time that the net asset values of the funds holding foreign securities are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time each Fund prices its shares at the close of the NYSE, the Fund will obtain a fair value for its foreign investments when it determines that the market quotations for the foreign investments are either not readily available or may be unreliable.

The fair value prices of these foreign investments will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Funds have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. An independent pricing service furnishes the Funds with data for fair value pricing (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when the Fund determines that the use of such prices will have a material impact on the net asset value of a Fund holding foreign securities. When the Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

If a market quotation is not readily available for these securities, the security is valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board. Since securities that are primarily listed on foreign exchanges may trade on days when a Fund does not price its shares, the net asset value of the Fund may change on days when shareholders will not be able to purchase or redeem shares.